SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                          F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 1999


                       BOSTON CAPITAL TAX CREDIT FUND IV L.P.
(Exact name of registrant as specified in its charter)


              Delaware
(State or other jurisdiction of incorporation)


	0-26200  04-3208648
(Commission File Number)  (IRS Employer Identification No.)



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts	02108-4406
(Address of principal executive offices)	(Zip Code)


Registrant's telephone number, including area code(617) 624-8900

	None
 (Former name or former address, if changed since last report)




Item 5.  Other Events

	As of January 13, 1999, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 29 and Series 33 thereof (the "Partnership") entered into various agreements relating to Harbor Pointe/MHT Limited Dividend Housing Association Limited Partnership, a Michigan limited partnership (the "Operating Partnership"), including the First Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of January 13, 1999, as amended by Amendment One to the First Amended and Restated Agreement of Limited Partnership dated as of February, 1999, (collectively, the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, copies of which are attached hereto as Exhibits (2)(a) and (2)(b).

	The Operating Partnership owns and is in the process of constructing an eighty-four (84) unit senior housing apartment complex located at Plaza Drive, Benton Township, Michigan, which is known as Harbor Pointe Apartments (the "Apartment Complex"). The Apartment Complex consists of one (1) building containing eighteen (18) 1-bedroom units and sixty-six (66) 2-bedroom units. Construction of the Apartment Complex is expected to be completed in September 1999 and 100% Occupancy is expected to be achieved in May 2000.

	The Operating Partnership is currently receiving construction financing in the amount of $1,565,000 (the "Construction Mortgage") from NBD Bank. The Construction Mortgage bears interest at 9% per annum, has a term of eighteen months, and matures on September 1, 2000. The Operating Partnership has received a permanent first mortgage financing commitment in the amount of $1,565,000 (the "Permanent First Mortgage") from Enterprise Mortgage Investment, which commitment is subject to construction completion and certain other conditions. The terms of the Permanent First Mortgage include an interest rate of 8% per annum, payable over a 20-year term based on a 30-year amortization schedule.

	It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal
Revenue Code of 1986, as amended (the "Code").

	The general partner of the Operating Partnership is MHT Properties XX, Inc., a Michigan corporation (the "General Partner"). The sole shareholder of the General Partner is MHT Holding Company, Inc., whose sole shareholder is MHT Housing, Inc., a 501(c)(3) non-profit corporation. MHT Housing, Inc. is also the Developer of the Apartment Complex. The General Partner and its affiliates have developed or rehabilitated more than 4,100 apartment units in 25 properties. The Builder of the Apartment Complex is Rohde Construction Company, which has constructed or rehabilitated, or is in the process of completing, approximately 2,200 multi-family units, including approximately 550 units for seniors. Southeastern Michigan Housing, LLC, which will serve as the Management Agent of the Apartment Complex, is an affiliate of W.S. Smith Company, currently managing more than 5,300 units in Michigan.

	The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $4,386,385 to the Operating Partnership in four installments as follows:
(1) $3,418,908 (the "First Installment") on the latest of (A) the Admission Date, (B) the admission of the Substitute General Partner, (C) the receipt and approval of all due diligence items by the Investment Limited Partner, (D) the closing of the Construction Loan, (E) the Permanent Loan Commitment Date,
(F) Tax Credit Set-Aside and (G) the Construction Permitting
Date;
(2) $581,594 (the "Second Installment") on the latest of (A) the Completion Date, (B) receipt by the Investment Limited Partner of the Contractor Pay-Off Letter, (C) receipt by the Investment Limited Partner of an Estoppel Letter from each Lender, (D) receipt by the Investment Limited Partner of updated liability insurance certificates or (E) completion of all Due Diligence Recommendations;
(3) $375,883 (the "Third Installment") on the latest of (A) the Initial 100% Occupancy Rate; (B) Permanent Mortgage Commencement, (C) State Designation, (D) Cost Certification,
(E) receipt of an updated Title Policy in form and substance satisfactory to the Special Limited Partner or (F) Rental Achievement; and
(4) $10,000 (the "Fourth Installment") upon receipt by the Investment Limited Partner of a copy of the properly filed Operating Partnership federal income tax return and an audited Operating Partnership financial statement for the year in which Rental Achievement occurs.
The First Installment has been paid in by the Partnership. Seventy three and one-half percent (73.5%), or $3,223,993, of the Partnership's total Capital Contribution will be payable by Series 29 thereof, and twenty six and one-half percent (26.5%), or $1,162,392, will be payable by Series 33 thereof.
	The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $6,092,810 of Tax Credits during the 10-year period commencing in 2000 of which 99.99% ($6,092,201) will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. Of the Partnership's share of the Tax Credits, $4,477,768 will be allocated to Series 29 thereof, and $1,614,433 will be allocated to Series 33 thereof.
	The Partnership believes that the Apartment Complex is adequately insured.

	Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership
Agreement:

Normal          Capital        Cash
Operations    Transactions     Flow

General Partner       .01%            75%           75%
Partnership
(Series 29)           73.4926%      18.3742%     18.375%
Partnership
(Series 33)           26.4773%       6.6247%      6.625%
Special Limited
Partner                0%  .           001%          0%

The Special Limited Partner of the Operating Partnership is BCTC
94, Inc., an affiliate of the Partnership.

	The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

	The Special Limited Partner, or an affiliate thereof, will receive an Asset Management Fee commencing in 2001 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership in the annual amount of $6,300. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in
Section 10.2(a) of the Operating Partnership Agreement; provided, however, that if in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee and the shortfall is not paid from funds advanced to the Operating Partnership by the General Partner as a Subordinated Loan pursuant to the Operating Partnership Agreement, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

	The Operating Partnership shall pay to the General Partner a fee (the "Partnership Management Fee") commencing in 2001 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $6,300. The Partnership Management Fee for each Fiscal Year of the Operating Partnership shall be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement, to the extent Cash Flow is available therefor for such year. The Partnership Management Fee is non-cumulative, so that if there is not sufficient Cash Flow in any Fiscal Year to pay the amount of the Partnership
Management Fee, the deficiency shall not carry forward to any future Fiscal Year.

	In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex and as consideration for the assignment described in Section 6.14 of the Operating Partnership Agreement, the Operating Partnership will pay the Developer a Development Fee (including overhead reimbursement) in the aggregate amount of $835,714. The Development Fee shall be initially paid out of certain specified proceeds available from mortgage loans, net rental income prior to Rental Achievement, Capital Contributions and certain casualty insurance proceeds; any unpaid amount of such Development Fee shall be paid out of Cash Flow as set forth in Section 10.2(a) of the Operating Partnership Agreement. If the Development Fee has not been fully paid by the end of the Compliance Period, the General Partner shall make a Capital Contribution to the Operating Partnership in an amount sufficient to enable the Operating Partnership to pay any unpaid portion of the Development Fee.

	The Builder of the Apartment Complex will receive a total compensation of $305,000, including Builder's Profit/Overhead of $223,906. The Management Agent of the Apartment Complex will receive a Management Fee equal to 7% of collected rents.


Item 7.  Exhibits.
	(c)	Exhibits.
(1)	(a)*	Form of Dealer-Manager Agreement between Boston
Capital Services, Inc. and the Registrant (including, as
an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	First Amended and Restated Agreement of Limited
Partnership of Harbor Pointe/MHT Limited Dividend Housing Association Limited Partnership
(2)	(b)	Amendment One to the First Amended and Restated
Agreement of Limited Partnership
(2)	(c)	General Partner's Payment Certificate (First
Installment) relating to Harbor Pointe/MHT Limited Dividend Housing Association Limited Partnership
(4)	(a)**	Agreement of Limited Partnership of the
Partnership
(16)		None
(17)		None
(20)		None
(23)		None
(24)		None
(27)		None
 * Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

** Incorporated by reference to Exhibit (4) to Registration
Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  December 21, 1999


BOSTON CAPITAL TAX CREDIT FUND IV
L.P.


By:	Boston Capital Associates IV
L.P.,
	its General Partner


	By:	C&M Associates, d/b/a
Boston Capital Associates, its
General Partner


By:_/s/ Herbert Collins_
Herbert F. Collins, Partner